--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                                                    OMB APPROVAL
                                                           OMB Number: 3235-0060
                                                         Expires: March 31, 2006
                                                        Estimated average burden
                                                 hours per response.........28.0

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of Earliest Event Reported): May 12, 2005 (May 6, 2005)

                              GULFWEST ENERGY INC.
               (Exact Name of Registrant as Specified in Charter)


             Texas                    1-12108                    87-0444770
(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
            Incorporation)                                   Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

_____________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

--------------------------------------------------------------------------------

Item 2.02  Results of Operations and Financial Condition.

     On May 6, 2005, GulfWest Energy Inc. issued a press release containing information regarding proved reserves at December 31, 2004 and announcing certain production and other related information for the quarter ended March 31, 2005. The press release is included in this report as Exhibit 99.1.

     The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number                         Description

Exhibit 99.1                           Press Release dated May 6, 2005

--------------------------------------------------------------------------------
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GULFWEST ENERGY INC.

Date:    May 12, 2005                 /s/ Allan D. Keel
                                      ------------------------------------------
                                      Allan D. Keel
                                      President and Chief Executive Officer

--------------------------------------------------------------------------------
                                  Exhibit Index

Exhibit Number                         Description

Exhibit 99.1                           Press Release dated May 6, 2005